                                EXHIBIT 99(A)


Capital Bancorporation, Inc. and Subsidiaries Unaudited Interim Consolidated Financial Statements as of and for the three and nine months ended September 30, 1995 and 1994

                 Capital Bancorporation, Inc. and Subsidiaries
                          Consolidated Balance Sheets
                    September 30, 1995 and December 31, 1994
                 (Dollars in thousands, except per share data)
                                  (unaudited)

                                                                             September 30,    December 31,
                                                                                 1995             1994
                                                                             -------------    ------------
ASSETS:
Cash and due from banks                                                      $   25,224          35,736
Interest-bearing deposits                                                         9,355             233
Investment securities, at amortized cost (estimated market value of
   $99,150 and $111,148 at September 30, 1995 and December 31, 1994,
   respectively)                                                                 98,640         113,008
Securities available for sale, at estimated market value                         14,068           8,958
Federal funds sold                                                               79,400           4,225
Loans                                                                           851,405         776,068
   Less:
     Unearned interest                                                            1,740           2,211
     Allowance for possible loan losses                                          13,907          11,877
                                                                             ----------         -------
        Loans, net                                                              835,758         761,980
Premises and equipment, net                                                      27,917          25,761
Accrued interest receivable                                                       8,060           6,531
Intangible assets                                                                10,907           8,403
Other assets                                                                      6,893           5,116
                                                                             ----------         -------
    Total assets                                                             $1,116,222         969,951
                                                                             ==========         =======

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand deposits                                                           $  103,087         104,202
   Savings deposits and interest-bearing transaction accounts                   208,110         213,996
   Time deposits of $100 or more                                                120,712          93,508
   Time deposits less than $100                                                 546,730         423,617
                                                                             ----------         -------
      Total deposits                                                            978,639         835,323
Short-term borrowings                                                            23,302          34,839
Federal Home Loan Bank advances                                                   5,607           5,000
Notes payable                                                                    20,200          14,850
Convertible subordinated capital notes                                              204             207
Other liabilities                                                                 7,968           5,292
                                                                             ----------         -------
      Total liabilities                                                       1,035,920         895,511
                                                                             ----------         -------

STOCKHOLDERS' EQUITY:
Preferred stock, $1 par value, 200,000 shares authorized:
   Series C (10.00% at September 30, 1995 and 9.75% at December 31, 1994)
   increasing rate, redeemable, cumulative, perpetual preferred stock,
   $500 stated value and redemption value per share; issued and
   outstanding 27,600 shares                                                     13,800          13,800
Common stock, $.10 par value; 6,500,000 shares authorized; issued and outstanding 3,086,539 and 3,033,668 shares at September 30, 1995 and
   December 31, 1994, respectively                                                  309             303
Surplus                                                                          36,262          35,384
Retained earnings                                                                29,994          25,111
Net unrealized loss on securities available for sale                                (63)           (158)
                                                                             ----------         -------
      Total stockholders' equity                                                 80,302          74,440
                                                                             ----------         -------
      Total liabilities and stockholders' equity                             $1,116,222         969,951
                                                                             ==========         =======

             See accompanying notes to consolidated financial statements.


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

                 Capital Bancorporation, Inc. and Subsidiaries
                       Consolidated Statements of Income
         Three Months and Nine Months Ended September 30, 1995 and 1994
                 (Dollars in thousands, except per share data)
                                  (unaudited)

                                                             Three Months Ended            Nine Months Ended
                                                               September 30,                 September 30,
                                                             1995         1994             1995        1994
                                                          ----------    ---------        ---------   ---------
INTEREST INCOME:
   Interest and fees on loans                             $   19,727       14,760           54,242      41,114
   Interest on investment securities:
     Taxable                                                   1,364        1,210            4,047       3,665
     Tax-exempt                                                  122          126              372         434
   Interest on securities available for sale:
     Taxable                                                     227          149              488         482
     Tax-exempt                                                    4            3               10          10
   Interest on Federal funds sold                              1,150          204            2,246         622
   Other interest income                                          83            2               88          13
                                                          ----------    ---------        ---------   ---------
       Total interest income                                  22,677       16,454           61,493      46,340
                                                          ----------    ---------        ---------   ---------

INTEREST EXPENSE:
   Interest on deposits                                       11,671        6,942           29,916      19,255
   Interest on short-term borrowings                             313          313            1,026         923
   Interest on notes payable                                     532          287            1,093         796
                                                          ----------    ---------        ---------   ---------
       Total interest expense                                 12,516        7,542           32,035      20,974
                                                          ----------    ---------        ---------   ---------
       Net interest income                                    10,161        8,912           29,458      25,366
   Provision for possible loan losses                            437          543            1,289         846
                                                          ----------    ---------        ---------   ---------
       Net interest income after provision for
         possible loan losses                                  9,724        8,369           28,169      24,520
                                                          ----------    ---------        ---------   ---------

NONINTEREST INCOME:
   Service charges on deposits                                 1,030          745            2,813       2,181
   Gains on sales of securities available for sale                 -            -                -           -
   Gains on sales of loans                                       334          245              810       1,007
   Other                                                       1,148          845            3,103       2,357
                                                          ----------    ---------        ---------   ---------
       Total noninterest income                                2,512        1,835            6,726       5,545
                                                          ----------    ---------        ---------   ---------

NONINTEREST EXPENSE:
   Salaries and employee benefits                              4,002        3,642           11,519      10,870
   Occupancy                                                     742          599            1,966       1,697
   Equipment                                                     587          612            1,758       1,652
   FDIC assessments                                              169          444            1,102       1,293
   Amortization of intangible assets                             277          252              762         662
   Other                                                       2,045        2,111            5,473       5,579
                                                          ----------    ---------        ---------   ---------

       Total noninterest expense                               7,822        7,660           22,580      21,753
                                                          ----------    ---------        ---------   ---------

       Income before applicable income tax expense             4,414        2,544           12,315       8,312
   Applicable income tax expense                               1,764        1,087            4,728       3,249
                                                          ----------    ---------        ---------   ---------

       Net income                                              2,650        1,457            7,587       5,063
   Preferred stock dividends                                     345          336            1,021       1,008
                                                          ----------    ---------        ---------   ---------

       Net income available to common stockholders        $    2,305        1,121            6,566       4,055
                                                          ==========        =====            =====       =====

Earnings per common and common equivalent share           $     0.71         0.36             2.04        1.30
Weighted average common and common equivalent
   shares outstanding                                      3,267,901    3,125,547        3,218,331   3,107,572

             See accompanying notes to consolidated financial statements.

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
                 Capital Bancorporation, Inc. and Subsidiaries
                      Consolidated Statements of Cash Flow
             For the Nine Months Ended September 30, 1995 and 1994
                             (Dollars in thousands)
                                  (unaudited)

                                                                                          Nine Months Ended September 30,
                                                                                          -------------------------------
                                                                                             1995                 1994
                                                                                             ----                 ----
Cash flows from operating activities:
     Net income .....................................................................     $  7,587                5,063
     Adjustments to reconcile net income to net cash provided by operating activities:
       Depreciation and amortization ................................................        2,445                2,909
       Provision for possible loan losses ...........................................        1,289                  846
       Stock dividends received .....................................................          (10)                   -
       (Gain) loss on sale of premises and equipment.................................          (13)                   2
       Increase in taxes receivable..................................................          246                  175
       Increase in accrued interest receivable ......................................         (876)              (1,457)
       Increase in accrued interest payable .........................................        1,473                  244
       Origination of loans for sale ................................................      (56,620)             (52,274)
       Proceeds from sale of loans ..................................................       57,430               53,281
       Gain on sale of loans ........................................................         (810)              (1,007)
       Other operating activities, net ..............................................          555                  689
                                                                                          --------              -------
     Net cash provided by operating activities ......................................       12,696                8,471
                                                                                          --------              -------
Cash flows from investing activities:
     (Increase) decrease in interest-bearing deposits................................       (6,204)               1,666
     Principal payments received and proceeds from:
       Maturities of investment securities ..........................................       92,775               36,168
       Maturities of securities available for sale ..................................        1,305                5,906
       Sales of securities available for sale........................................        4,423                    -
     Purchases of investment securities .............................................      (78,284)             (26,821)
     Purchases of securities available for sale......................................       (1,528)                (493)
     Net increase in loans to customers .............................................      (15,670)             (89,779)
     Recoveries of loans previously charged off .....................................          424                  340
     Decrease in cash and cash equivalents from purchase of subsidiary,
       net of cash received of $364..................................................       (6,493)                   -
     Purchases of premises and equipment ............................................       (1,821)              (5,088)
     Proceeds from sale of premises and equipment ...................................           94                    -
                                                                                          --------              -------
     Net cash used in investing activities...........................................      (10,979)             (78,101)
                                                                                          --------              -------
Cash flows from financing activities:
     Net increase in deposits .......................................................       77,330               47,887
     Net increase (decrease) in short-term borrowings ...............................      (16,537)               1,318
     Proceeds from notes payable.....................................................       20,200                    -
     Payments on notes payable.......................................................      (16,230)              (1,650)
     Proceeds from issuance of common stock to Employee Stock Ownership Plan.........          322                    -
     Proceeds from exercise of common stock warrants and options ....................          562                  306
     Payments for fractional shares in a pooling-of-interests acquisition............            -                   (2)
     Dividends paid on common stock .................................................       (1,683)              (1,365)
     Dividends paid on preferred stock ..............................................       (1,018)              (1,008)
                                                                                          --------              -------
     Net cash provided by financing activities ......................................       62,946               45,486
                                                                                          --------              -------
       Net increase (decrease) in cash and cash equivalents .........................       64,663              (24,144)
     Cash and cash equivalents at beginning of period ...............................       39,961               71,573
                                                                                          --------              -------
     Cash and cash equivalents at end of period .....................................     $104,624               47,429
                                                                                          ========              =======

     Supplemental disclosures of cash flow information:
       Cash paid during the period for:
         Interest on deposits and borrowed funds ....................................     $ 30,278               20,731
         Income taxes ...............................................................        4,518                3,074
       Noncash activity during the period for:
         Transfer of loans to foreclosed property ...................................        1,151                  500
         Loans charged off ..........................................................        1,083                  714
                                                                                          ========              =======

     See accompanying notes to consolidated financial statements.


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



                          Capital Bancorporation, Inc.
                   Notes to Consolidated Financial Statements


1.   Basis of Financial Statement Presentation

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. They do not include all information and footnotes required by generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material change in the information disclosed in the notes to consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994. In the opinion of management, all adjustments, consisting of normal recurring accruals considered necessary for a fair presentation have been included. Operating results for the three months and nine months ended September 30, 1995 are not necessarily indicative of the results that may be expected for the year ending December 31, 1995.

     On August 31, 1994 the Company acquired Bank of South County located in St. Louis, Missouri in a transaction accounted for as a pooling-of-interests. Accordingly, prior period financial statements have been restated as if the combining entities had been consolidated for all periods.

2. On June 20, 1995, Union Planters Corporation ("UPC") and Capital Bancorporation, Inc. entered into a definitive Agreement and Plan of Reorganization (which was subsequently amended on June 22, 1995) pursuant to which UPC is to acquire all of the issued and outstanding common stock of Capital. Each share of Capital's common stock issued and outstanding on the date of closing is to be exchanged for 1.185 shares of UPC common stock. The transaction is expected to be completed during the fourth quarter of 1995 or the first quarter of 1996, and is subject to the approval of the Company's common stockholders, regulatory approval, and the satisfaction of certain normal contractual closing conditions.



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